UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04627
Name of Registrant:	Vanguard Convertible Securities Fund
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: November 30
Date of reporting period: December 1, 2012 – May 31, 2013
Item 1: Reports to Shareholders

Semiannual Report | May 31, 2013

Vanguard Convertible Securities Fund

> For the fiscal half year ended May 31, 2013, Vanguard Convertible Securities
Fund returned 12.45%.

> The fund slightly trailed its benchmark index and peer group.

> Convertible securities produced returns between those of the broad U.S. stock and bond markets, consistent with their hybrid investment characteristics.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	26
Trustees Approve Advisory Agreement.	28
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended May 31, 2013
Total
Returns
Vanguard Convertible Securities Fund	12.45%
Convertibles Composite Index	13.09
Convertible Securities Funds Average	12.77
For a benchmark description, see the Glossary.
Convertible Securities Funds Average: Derived from data provided by Lipper Inc.

Your Fund’s Performance at a Glance
November 30, 2012, Through May 31, 2013
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Convertible Securities Fund	$12.95	$13.91	$0.202	$0.389

Chairman’s Letter

Dear Shareholder,

Vanguard Convertible Securities Fund surged during the six months ended May 31, 2013, as global stock markets rallied. The fund consists of corporate bonds and preferred stocks that can be converted into common shares at a fixed price. Convertibles offer investors the potential for equity-like returns if their underlying stocks advance as well as the downside protection of bonds during periods of stock market weakness.

The Convertible Securities Fund returned 12.45% for the six-month period. It slightly lagged the return of its benchmark index and the average return of its peer group.

Because of the hybrid characteristic of convertible securities, they typically produce results somewhere between those of the U.S. stock and bond markets. The fund’s performance for the period was consistent with expectations.

Stocks were strong globally, but Japan’s market turned volatile

Stocks worldwide performed robustly over the six months ended May 31 despite giving back some gains in the period’s final weeks. Global stocks returned about 12% for the half year. U.S. stocks, spared some of the international turbulence, increased nearly 17% as the economy slowly kept improving.

Developed markets stocks in the Pacific region returned about 14% and those in Europe about 10%, while emerging markets stocks crept up about 1%. Although Japanese stocks climbed more than 20% for the period, they sank more than 5% in May as Prime Minister Shinzo Abe’s economic recovery plan hit an unexpected bump.

Joe Davis, Vanguard’s chief economist, recently noted that stimulative central bank policies in the United States, Japan, and Europe have affected financial markets substantially and “boosted investor psychology and business psychology to some extent.” Central banks have engaged in bond-buying on a massive scale to hold down long-term interest rates and thus encourage business and consumer borrowing. Joe did voice concern that

“the sheer size” of central bank actions may be distorting investors’ decisions and leading some to take undue risk.

Bond returns retreated as yields jumped in May

Bonds, which had clung to a modestly positive return in the previous few months, faltered in May and dipped into negative territory. The broad U.S. taxable bond market returned –1.1% for the half year, hastened by a –1.8% slide in May. Municipal bonds returned –1.1% for the six months.

The yield of the 10-year Treasury note closed the period at 2.11%, low by historical measures but considerably higher than the 1.67% at which it finished in April. (Bond yields and prices move in opposite

Market Barometer

	Total Returns
	Periods Ended May 31, 2013
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	16.68%	27.62%	5.57%
Russell 2000 Index (Small-caps)	20.60	31.07	7.15
Russell 3000 Index (Broad U.S. market)	16.97	27.88	5.69
MSCI All Country World Index ex USA (International)	8.11	25.79	-1.62

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	-1.05%	0.91%	5.50%
Barclays Municipal Bond Index (Broad tax-exempt market)	-1.09	3.05	5.70
Citigroup Three-Month U.S. Treasury Bill Index	0.05	0.08	0.25

CPI
Consumer Price Index	1.18%	1.36%	1.46%

directions.) In May, bond prices backslid as home prices rose and as Federal Reserve Chairman Ben Bernanke suggested that the Fed might decide in coming months to reduce its bond purchases.

As it has since December 2008, the Fed kept its target for short-term interest rates between 0% and 0.25%, severely restraining returns from money market funds and savings accounts.

Stock markets’ advance propelled the fund’s result

During the past six months, the Convertible Securities Fund benefited from investors’ increased willingness to assume greater risks in the search for better returns than those offered by conventional bonds.

Convertibles, which move to the rhythms of both the bond and stock markets, also benefited from investors’ preference for fixed income instruments that may be less vulnerable to a spike in interest rates than conventional bonds.

The slow, but notable, progress in the U.S. economy also has encouraged more companies to issue convertible bonds. Improvements in the macroeconomic environment often make companies more willing to borrow money for growth and expansion. Roughly $36 billion in new convertible securities were issued worldwide during the six-month period.

Convertible securities are an attractive option in particular for small and midsized companies that may not have a strong

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Convertible Securities Fund	0.52%	1.25%

The fund expense ratio shown is from the prospectus dated March 27, 2013, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2013, the fund’s annualized expense ratio was 0.73%. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2012.

Peer group: Convertible Securities Funds.

credit history and access to traditional sources of financing. These smaller companies can borrow at lower interest rates in the convertible securities market than they could by issuing below-investment-grade bonds.

Oaktree Capital Management, L.P., the fund’s advisor, plays an important role in identifying and selecting convertible debts, which have a unique and somewhat complex structure. Many convertible bonds are not rated by credit-rating agencies, and skilled analysis is key to risk management in this relatively opaque segment of the market. The advisor pays special attention to the credit profile of these securities and their potential downside protection—not just their growth potential.

During the six months, the fund benefited most from the advisor’s selections in the information technology, health care, and industrial sectors. The fund suffered some losses from international investments in agriculture.

Domestic securities represented about 81% of the fund’s assets on average during the period; foreign issues accounted for the remaining 19%. The fund is expected to gradually increase its allocation to foreign issues to about 30% in coming years.

For more information on the fund’s positioning and performance during the period, please see the Advisor’s Report that follows this letter.

Diversification is key even as stock markets climb

More than four years have passed since the U.S. stock market began an impressive recovery from the depths of the 2008–2009 global financial crisis. The S&P 500 Index has gone from a low of about 677 on March 9, 2009, to a close of about 1,631 on May 31, 2013, a cumulative total return of about 164%. International stock markets, while not back to peak levels, have also posted impressive rebounds.

Such a strong recovery is, of course, a welcome development that few would have predicted four years ago. And investors with the discipline to maintain their stock allocation as part of a balanced, diversified portfolio have been able to more than recoup their crisis-era losses.

As stocks have rallied and the return prospects for bonds have dimmed, convertible securities have seemed to promise the best of all worlds: stock market participation, with some protection against stock market weakness. Taken too far, however, such thinking can be dangerous.

Convertible securities have a much different risk profile than conventional bonds. In 2008, as stock prices tumbled, the broad U.S. bond market returned about 5%. The Bank of America Merrill Lynch All US Convertibles Index, by contrast, returned about –36%.

At Vanguard, we view bonds as a way to diversify your portfolio. Given that convertible securities have a higher correlation with the stock market than conventional bonds do, they can’t be expected to play that same moderating role in times of stock market duress.

Rather, we consider Vanguard Convertible Securities Fund an opportunity to invest with an exceptional manager in a specialized segment of the market at a very low cost. It can serve as a complement to a portfolio that includes a broadly diversified mix of stock, bond, and money market funds consistent with your individual goals, time horizon, and risk tolerance.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
June 17, 2013

Advisor’s Report

Vanguard Convertible Securities Fund performed well in absolute terms for the six months ended May 31, 2013. This was a period in which convertible securities tapped the strength of underlying equities during market rallies, while providing downside protection during periods of volatility.

The Convertible Securities Fund returned 12.45% for the six months ended May 31. The fund’s blended benchmark—70% Bank of America Merrill Lynch All US Convertibles Index, 30% Bank of America

Merrill Lynch Global 300 Convertibles ex-US Index (hedged)—returned 13.09% for the period.

The investment strategy of the Convertible Securities Fund is to create a highly diversified global portfolio of convertible securities. The fund emphasizes investments in convertible bonds with a relatively near-term maturity or put date. It also focuses on “balanced” convertibles—securities with a reasonable yield and stable credit quality along with good call protection and low to moderate conversion

Major Portfolio Changes
Six Months Ended May 31, 2013

Additions	Comments
BES Finance
(3.50% convertible note due 12/06/15)	Balanced convertible with exposure to a leading bank in Brazil.
Molina Healthcare	Balanced seven-year convertible with excellent upside and
(1.125% convertible note due 01/15/20)	relatively little downside risk.
Radian Group	Attractive six-year non-call convertible from a company with
(2.25% convertible note due 03/01/19)	improving fundamentals.
RTI International Metals	Six-year convertible with good upside potential in an improving
(1.625% convertible note due 10/15/19)	commercial aircraft market.
Sekisui House	Convertible offered a very attractive upside/downside profile on an
(0% convertible note due 07/05/16)	extremely attractive equity.
Theravance	Convertible offered an attractive opportunity to access the stock
(2.125% convertible note due 01/15/23)	potential. The bonds were purchased in January at 100 and sold in May at 140-160.

Reductions	Comments
Nuance Communications	Sold after convertible bonds developed an unattractively high
(2.75% convertible note due 11/01/31)	conversion premium.
Sony	Sold after the stock gained dramatically and the convertible no
(0% convertible note due 11/30/17)	longer offered any downside protection.
Steinhoff Finance	Sold after convertible became less attractive because of premium
(5.00% convertible note due 05/22/16)	expansion relative to the risks involved with the company.
VeriSign	Sold all after substantial appreciation, and the convertible was
(3.25% convertible note due 08/15/37)	becoming much riskier.
Chart Industries	Sold after substantial appreciation, and bond developed substantial
(2.00% convertible note due 08/01/18)	downside risk.

premiums. We believe these securities have a favorable balance of upside potential and downside risk. In addition, the fund underweights convertible preferred shares that are riskier but may have higher returns. We do, however, make some use of them.

The fund does not invest in common stocks or non-convertible debt. We do not attempt to time the market and therefore are fully invested, holding only a small amount of cash for potential investments. With careful security selection, we believe that a portfolio of attractive convertible securities can produce equity-type returns with lower volatility and lower structural risk over long periods.

The investment environment

Market conditions were varied and at times quite volatile, but the fund posted positive returns for each of the six months, which were marked by strong and steady demand for the asset class as investors searched for securities with the potential to benefit from equities’ advance.

We were encouraged by the increase in new issue volumes during the period. Primary markets for convertible bonds benefited from higher equity prices, issuers’ desire to diversify funding sources while locking in low interest rates, and strong demand from long-only convertible funds. New issues for the period totaled $36.1 billion, split roughly evenly between U.S. ($17 billion) and non-U.S. ($19.1 billion) markets. Notably, during this period we saw new issuance from Japan for the first time in almost ten years.

For the period, the Standard & Poor’s 500 Index was up about 16%, the Russell 2000 Index was up more than 20%, and the MSCI EAFE Index (USD hedged) was up almost 17%. Convertible bonds performed in relative terms as expected, capturing much of the performance of equities while providing meaningful downside protection in periods of market weakness.

We were reasonably active during the period, given advancing equity prices and a decent convertible new-issue calendar. We continued to sell holdings with relatively high conversion premiums and some highly appreciated names in the portfolio. We redeployed these proceeds into securities with a more attractive upside/downside profile, both in new deals and secondary-market purchases.

Our successes

While returns were broad-based, portfolio performance was helped by exposure to a number of names that advanced strongly. The top individual contributors to our performance were convertibles from Cemex, Micron Technology, Omnicare, and Salix Pharmaceuticals. Micron Technology, one of our top holdings, was especially rewarding, with the stock advancing 57% in the first quarter of 2013 and the convertible bonds returning close to 30% during that period. We took some profits late in the period but remain optimistic about the investment and maintain our above-average weighting.

Our shortfalls

The most significant detractor from portfolio returns during the period was Pescanova, a Spanish fishing company that unexpectedly announced it was considering bankruptcy in early March. Pescanova, Europe’s third-largest fishing company, with more than 10,000 employees, was founded more than 50 years ago by the current CEO’s father. The company’s March 1 announcement that it was considering filing for bankruptcy was a shock to us and the market, because the company appeared to be in good shape based on its attractive earnings and debt profile, an oversubscribed rights offering, and the prospect of an initial public offering for its Chilean salmon farm.

We decided to sell the entire position on March 4 at an average price about 60% below the quoted price at the end of February. Following our exit, the company disclosed that total debt was about €2.7 billion (about $3.5 billion), not the reported €1 billion (about $1.3 billion). Pescanova represented approximately 0.4% of your overall portfolio, and the loss attributable to the investment for the six-month period was 20 basis points.

The fund’s positioning

The portfolio remains fully invested, with a mix of approximately 88% in convertible bonds and 12% in convertible preferred stocks. The fund’s investments are 81% in the United States and 19% outside the United States, as we continue to ramp up to the target 30% allocation to non-U.S. convertibles. The portfolio is well-positioned, with an attractive current yield of 2.9% and an average credit quality of

Ba3/BB–. Our near-term outlook is relatively positive, although we have seen recent weakness and increased volatility in equity markets.

The technical picture of the convertible market remains strong as investors continue to buy into a market that offers them a reasonable current yield, equity upside potential, and a buffer against a significant equity drop. While we could “tread water” over the near term, we know that most of our companies are doing better than they were several quarters ago, and we believe the U.S. economy continues to improve. However, macroeconomic risk remains high with renewed uncertainty in the Eurozone, rising tensions in the Middle East, and a slowing economy in China.

We are encouraged by attractive pricing on most new convertible bond deals during the past few months, and we anticipate more new deals over the near term. We also expect to see attractive investment opportunities as a result of the recent equity market correction.

Larry W. Keele, CFA
Principal and Founder

Jean-Paul Nedelec, Managing Director

Abe Ofer, Managing Director

Oaktree Capital Management, L.P.

June 21, 2013

Convertible Securities Fund

Fund Profile
As of May 31, 2013

Portfolio Characteristics
Ticker Symbol	VCVSX
Number of Securities	197
30-Day SEC yield	2.16%
Conversion Premium	39.2%
Average Weighted Maturity	6.2 years
Average Coupon	2.5%
Average Duration	5.4 years
Foreign Holdings	18.7%
Turnover Rate (Annualized)	113%
Expense Ratio[1]	0.52%
Short-Term Reserves	4.2%

Distribution by Maturity
(% of fixed income portfolio)
Under 1 Year	1.8%
1 - 5 Years	56.6
5 - 10 Years	33.6
20 - 30 Years	8.0

Total Fund Volatility Measures
		DJ
		U.S.Stock
	Conv.	Market
	Comp.	Float Adj
	Index	Idx
R-Squared	0.97	0.91
Beta	1.15	0.72

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Cobalt International	Oil & Gas Exploration
Energy Inc.	and Production	2.8%
Micron Technology Inc.	Semiconductors	2.7
Salix Pharmaceuticals
Ltd.	Pharmaceuticals	2.5
Jarden Corp.	Housewares &
	Specialties	1.9
MGM Resorts
International	Casinos & Gaming	1.9
Tesla Motors Inc.	Automobile
	Manufacturers	1.8
Illumina Inc.	Life Sciences Tools &
	Services	1.8
SanDisk Corp.	Computer Storage &
	Peripherals	1.8
Intel Corp.	Semiconductors	1.7
Omnicare Inc.	Health Care Services	1.7
Top Ten		20.6%

The holdings listed exclude any temporary cash investments and equity index products.

1 The expense ratio shown is from the prospectus dated March 27, 2013, and represents estimated costs for the current fiscal year. For the six months ended May 31, 2013, the annualized expense ratio was 0.73%.

Convertible Securities Fund

Sector Diversification (% of market exposure)
Consumer
Discretionary	15.6%
Consumer Staples	1.8
Energy	14.4
Financials	13.8
Health Care	18.8
Industrials	10.1
Information
Technology	17.7
Materials	6.1
Telecommunication
Services	1.1
Utilities	0.6

Distribution by Credit Quality (% of fixed
income portfolio)
AAA	0.0%
AA	0.3
A	4.1
BBB	4.9
BB	18.5
B	17.5
Below B	2.1
Not Rated	52.6
For information about these ratings, see the Glossary entry for Credit Quality.

Convertible Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 2002, Through May 31, 2013

For a benchmark description, see the Glossary.
Note: For 2013, performance data reflect the six months ended May 31, 2013.

Average Annual Total Returns: Periods Ended March 31, 2013
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

				Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Convertible Securities
Fund	6/17/1986	11.30%	7.08%	3.75%	5.65%	9.40%

See Financial Highlights for dividend and capital gains information.

Convertible Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of May 31, 2013

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Convertible Bonds (83.9%)
Consumer Discretionary (14.0%)
ABC-Mart Inc. Cvt.	0.000%	2/5/18	JPY	340,000	3,842
Faurecia Cvt.	3.250%	11/20/18	EUR	73	2,187
Group 1 Automotive Inc. Cvt.	2.250%	6/15/36	USD	12,094	14,543
1 Iconix Brand Group Inc. Cvt.	1.500%	3/15/18	USD	12,700	14,700
Iconix Brand Group Inc. Cvt.	2.500%	6/1/16	USD	6,330	7,390
Intime Department Store Group Co. Ltd. Cvt.	1.750%	10/27/13	HKD	15,000	2,045
1 Jarden Corp. Cvt.	1.875%	9/15/18	USD	29,610	35,458
KB Home Cvt.	1.375%	2/1/19	USD	9,125	10,591
1 Liberty Interactive LLC Cvt.	0.750%	3/30/43	USD	14,920	15,694
Lotte Shopping Co. Ltd. Cvt.	0.000%	1/24/18	KRW	3,800,000	3,679
Meritage Homes Corp. Cvt.	1.875%	9/15/32	USD	9,480	11,050
MGM Resorts International Cvt.	4.250%	4/15/15	USD	30,545	34,726
Misarte Cvt.	3.250%	1/1/16	EUR	20	4,677
Newford Capital Ltd. Cvt.	0.000%	5/12/16	USD	5,300	5,460
Nokian Renkaat OYJ Cvt.	0.000%	6/27/14	EUR	3,100	4,910
priceline.com Inc. Cvt.	1.000%	3/15/18	USD	13,110	15,060
Ryland Group Inc. Cvt.	0.250%	6/1/19	USD	7,940	7,737
Sekisui House Ltd. Cvt.	0.000%	7/5/16	JPY	450,000	6,235
Steinhoff Finance Holding GmbH Cvt.	4.500%	3/31/18	EUR	200	263
Steinhoff Finance Holding GmbH Cvt.	5.000%	5/22/16	EUR	1,200	1,680
Tesla Motors Inc. Cvt.	1.500%	6/1/18	USD	31,785	33,930
1 Toll Brothers Finance Corp. Cvt.	0.500%	9/15/32	USD	15,845	16,766
TUI AG Cvt.	2.750%	3/24/16	EUR	33	2,810
TUI Travel PLC Cvt.	4.900%	4/27/17	GBP	1,900	3,392
TUI Travel PLC Cvt.	6.000%	10/5/14	GBP	200	351
					259,176
Consumer Staples (1.4%)
Asahi Group Holdings Ltd. Cvt.	0.000%	5/26/28	JPY	188,000	2,320
Glory River Holdings Ltd. Cvt.	1.000%	7/29/15	HKD	13,500	1,787
Hengan International Group Co. Ltd. Cvt.	0.000%	6/27/18	HKD	28,000	3,706
Marine Harvest ASA Cvt.	2.375%	5/8/18	EUR	2,600	3,473
Olam International Ltd. Cvt.	6.000%	10/15/16	USD	5,300	5,250
Unicharm Corp. Cvt.	0.000%	9/24/15	JPY	80,000	1,165
Vector Group Ltd. Cvt.	2.500%	1/15/19	USD	7,235	8,508
					26,209
Energy (10.1%)
Alpha Natural Resources Inc. Cvt.	3.750%	12/15/17	USD	2,140	2,260
BPZ Resources Inc. Cvt.	6.500%	3/1/15	USD	7,785	6,286

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Bristow Group Inc. Cvt.	3.000%	6/15/38	USD	3,315	3,823
Cam 2012 SPA Cvt.	5.625%	10/26/17	EUR	3,300	4,986
CGG Veritas Cvt.	1.750%	1/1/16	EUR	75	2,859
Cobalt International Energy Inc. Cvt.	2.625%	12/1/19	USD	48,175	52,180
Eni SPA Cvt.	0.250%	11/30/15	EUR	3,200	4,448
Golar LNG Ltd. Cvt.	3.750%	3/7/17	USD	2,800	2,715
Helix Energy Solutions Group Inc. Cvt.	3.250%	3/15/32	USD	13,825	17,869
1 Hornbeck Offshore Services Inc. Cvt.	1.500%	9/1/19	USD	25,210	30,693
Lukoil International Finance BV Cvt.	2.625%	6/16/15	USD	5,300	5,804
Paladin Energy Ltd. Cvt.	3.625%	11/4/15	USD	2,120	1,887
Paladin Energy Ltd. Cvt.	6.000%	4/30/17	USD	2,634	2,371
1 PDC Energy Inc. Cvt.	3.250%	5/15/16	USD	4,445	6,145
Pembina Pipeline Corp. Cvt.	5.750%	12/31/18	CAD	3,540	3,995
Pembina Pipeline Corp. Cvt.	5.750%	11/30/20	CAD	435	496
1 SEACOR Holdings Inc. Cvt.	2.500%	12/15/27	USD	25,180	28,343
Seadrill Ltd. Cvt.	3.375%	10/27/17	USD	1,900	2,738
Subsea 7 SA Cvt.	1.000%	10/5/17	USD	1,200	1,224
Subsea 7 SA Cvt.	2.250%	10/11/13	USD	700	751
Technip SA Cvt.	0.500%	1/1/16	EUR	15	2,005
TMK Bonds SA Cvt.	5.250%	2/11/15	USD	4,200	4,211
					188,089
Financials (11.9%)
1 American Equity Investment
Life Holding Co. Cvt.	3.500%	9/15/15	USD	12,985	17,749
Amtrust Financial Services Inc. Cvt.	5.500%	12/15/21	USD	3,683	5,108
Beni Stabili SPA Cvt.	3.375%	1/17/18	EUR	2,700	3,854
BES Finance Ltd. Cvt.	3.500%	12/6/15	USD	5,800	6,537
BNP Paribas SA Cvt.	0.250%	9/21/15	EUR	4,000	5,556
BNP Paribas SA Cvt.	0.250%	9/27/16	EUR	500	695
CapitaCommercial Trust Cvt.	2.500%	9/12/17	SGD	4,000	3,458
CapitaLand Ltd. Cvt.	1.850%	6/19/20	SGD	1,750	1,349
1 CapitaLand Ltd. Cvt.	1.850%	6/19/20	SGD	4,500	3,445
CapitaLand Ltd. Cvt.	2.875%	9/3/16	SGD	4,750	3,993
China Overseas Grand Oceans
Finance Cayman Ltd. Cvt.	2.000%	3/21/17	HKD	26,000	4,440
Colony Financial Inc. Cvt.	5.000%	4/15/23	USD	10,800	12,089
Deutsche Euroshop AG Cvt.	1.750%	11/20/17	EUR	2,100	2,966
DFC Global Corp. Cvt.	3.000%	4/1/28	USD	8,726	9,222
1 DFC Global Corp. Cvt.	3.250%	4/15/17	USD	14,490	14,762
Fonciere Des Regions Cvt.	3.340%	1/1/17	EUR	17	2,106
Forest City Enterprises Inc. Cvt.	4.250%	8/15/18	USD	21,942	25,137
Gecina SA Cvt.	2.130%	1/1/16	EUR	18	3,039
Graubuendner Kantonalbank Cvt.	2.000%	5/8/14	CHF	4,390	4,687
GSW Immobilien AG Cvt.	2.000%	11/20/19	EUR	1,800	2,542
Industrivarden AB Cvt.	2.500%	2/27/15	EUR	1,950	3,164
MGIC Investment Corp. Cvt.	2.000%	4/1/20	USD	13,080	15,524
Old Republic International Corp. Cvt.	3.750%	3/15/18	USD	8,755	10,139
Radian Group Inc. Cvt.	2.250%	3/1/19	USD	7,050	9,870
Redwood Trust Inc. Cvt.	4.625%	4/15/18	USD	14,290	15,147
Sherson Ltd. Cvt.	0.000%	6/4/14	HKD	28,610	4,626
Shizuoka Bank Ltd. Cvt.	0.000%	4/25/18	USD	2,800	3,161
Starwood Property Trust Inc. Cvt.	4.550%	3/1/18	USD	10,715	11,472
TAG Immobilien AG Cvt.	5.500%	6/28/19	EUR	700	1,129
Walter Investment Management Corp. Cvt.	4.500%	11/1/19	USD	12,055	13,087
					220,053

Convertible Securities Fund

				Face	Market
		Maturity		Amount	Value
	Coupon	Date	Currency	(000)	($000)
Health Care (15.9%)
Brookdale Senior Living Inc. Cvt.	2.750%	6/15/18	USD	23,055	28,415
Endo Health Solutions Inc. Cvt.	1.750%	4/15/15	USD	4,090	5,435
HeartWare International Inc. Cvt.	3.500%	12/15/17	USD	9,830	12,072
Hologic Inc. Cvt.	2.000%	12/15/37	USD	10,175	11,752
Hologic Inc. Cvt.	2.000%	3/1/42	USD	15,085	15,575
1 Illumina Inc. Cvt.	0.250%	3/15/16	USD	31,360	33,575
Insulet Corp. Cvt.	3.750%	6/15/16	USD	4,839	6,188
Integra LifeSciences Holdings Corp. Cvt.	1.625%	12/15/16	USD	2,008	1,987
1 Isis Pharmaceuticals Inc. Cvt.	2.750%	10/1/19	USD	3,708	5,555
LifePoint Hospitals Inc. Cvt.	3.500%	5/15/14	USD	5,961	6,538
1 Molina Healthcare Inc. Cvt.	1.125%	1/15/20	USD	21,440	24,093
Omnicare Inc. Cvt.	3.750%	4/1/42	USD	25,384	30,889
Orpea Cvt.	3.880%	1/1/16	EUR	59	3,747
Qiagen Euro Finance SA Cvt.	3.250%	5/16/26	USD	1,000	1,214
Salix Pharmaceuticals Ltd. Cvt.	1.500%	3/15/19	USD	39,050	46,055
Sawai Pharmaceutical Co. Ltd. Cvt.	0.000%	9/17/15	JPY	282,000	3,507
Tong Jie Ltd. Cvt.	0.000%	2/18/18	HKD	27,000	3,553
1 Vivus Inc. Cvt.	4.500%	5/1/20	USD	7,325	7,893
1 WellPoint Inc. Cvt.	2.750%	10/15/42	USD	21,355	26,080
1 Wright Medical Group Inc. Cvt.	2.000%	8/15/17	USD	17,199	20,499
					294,622
Industrials (7.5%)
1 Air Lease Corp. Cvt.	3.875%	12/1/18	USD	20,905	26,118
Asahi Glass Co. Ltd. Cvt.	0.000%	11/14/14	JPY	110,000	1,129
Astaldi SPA Cvt.	4.500%	1/31/19	EUR	1,400	1,943
1 CBIZ Inc. Cvt.	4.875%	10/1/15	USD	1,150	1,271
China Merchants Holdings Pacific Ltd. Cvt.	1.250%	11/6/17	HKD	16,000	2,193
Deutsche Post AG Cvt.	0.600%	12/6/19	EUR	2,400	3,712
Ebara Corp. Cvt.	0.000%	3/19/18	JPY	309,000	3,999
Greenbrier Cos. Inc. Cvt.	3.500%	4/1/18	USD	160	168
GVM Debentures Lux 1 SA Cvt.	5.750%	2/14/18	EUR	2,300	3,427
IHI Corp. Cvt.	0.000%	3/29/16	JPY	250,000	3,515
1 Kaman Corp. Cvt.	3.250%	11/15/17	USD	5,380	6,466
Larsen & Toubro Ltd. Cvt.	3.500%	10/22/14	USD	2,600	2,669
1 Lufthansa Malta Blues LP Cvt.	0.750%	4/5/17	EUR	2,426	3,695
Nagoya Railroad Co. Ltd. Cvt.	0.500%	3/31/15	JPY	35,000	415
Navistar International Corp. Cvt.	3.000%	10/15/14	USD	12,075	12,339
Nexans SA Cvt.	4.000%	1/1/16	EUR	64	4,868
OSG Corp. Cvt.	0.000%	4/4/22	JPY	200,000	2,439
Parpublica - Participacoes Publicas SGPS SA	5.250%	9/28/17	EUR	2,850	4,116
PB Issuer No 3 Ltd. Cvt.	1.875%	10/22/18	USD	4,586	5,136
Prysmian SPA Cvt.	1.250%	3/8/18	EUR	3,300	4,593
Russel Metals Inc. Cvt.	7.750%	9/30/16	CAD	3,905	4,402
SGL Carbon SE Cvt.	2.750%	1/25/18	EUR	3,500	4,625
Siem Industries Inc. Cvt.	1.000%	9/12/19	USD	4,600	4,625
Siemens Financieringsmaatschappij NV Cvt.	1.050%	8/16/17	USD	2,000	2,115
Siemens Financieringsmaatschappij NV Cvt.	1.650%	8/16/19	USD	4,250	4,570
Societa Iniziative Autostradali e Servizi SPA Cvt.	2.625%	6/30/17	EUR	1,195	1,571
Tem SAS Cvt.	4.250%	1/1/15	EUR	34	2,410
Wabash National Corp. Cvt.	3.375%	5/1/18	USD	7,115	8,969
XPO Logistics Inc. Cvt.	4.500%	10/1/17	USD	7,535	8,835
Yamato Holdings Co. Ltd. Cvt.	0.000%	3/7/16	JPY	170,000	2,042
					138,375

Convertible Securities Fund

					Face	Market
			Maturity		Amount	Value
		Coupon	Date	Currency	(000)	($000)
Information Technology (17.0%)
	Atos Cvt.	2.500%	1/1/16	EUR	53	4,027
	AU Optronics Corp. Cvt.	0.000%	10/13/15	USD	3,200	3,184
	Bottomline Technologies de Inc. Cvt.	1.500%	12/1/17	USD	6,340	7,247
	Cap Gemini SA Cvt.	3.500%	1/1/14	EUR	41	2,105
1	Ciena Corp. Cvt.	3.750%	10/15/18	USD	15,450	18,299
1	Concur Technologies Inc. Cvt.	0.500%	6/15/18	USD	14,720	14,886
1	CSG Systems International Inc. Cvt.	3.000%	3/1/17	USD	9,590	10,849
	Dealertrack Technologies Inc. Cvt.	1.500%	3/15/17	USD	7,535	8,472
	Econocom Group Cvt.	4.000%	6/1/16	EUR	93	2,904
	Hanwha SolarOne Co. Ltd. Cvt.	3.500%	1/15/18	USD	2,798	2,361
	Intel Corp. Cvt.	2.950%	12/15/35	USD	15,470	17,162
	Intel Corp. Cvt.	3.250%	8/1/39	USD	10,940	14,277
	Lam Research Corp. Cvt.	0.500%	5/15/16	USD	15,640	16,588
	Mentor Graphics Corp. Cvt.	4.000%	4/1/31	USD	14,585	17,502
	Micron Technology Inc. Cvt.	1.500%	8/1/31	USD	9,505	12,184
1	Micron Technology Inc. Cvt.	1.625%	2/15/33	USD	11,025	14,022
1	Micron Technology Inc. Cvt.	3.125%	5/1/32	USD	17,430	24,184
	ON Semiconductor Corp. Cvt.	2.625%	12/15/26	USD	19,012	22,458
	Photronics Inc. Cvt.	3.250%	4/1/16	USD	7,857	8,638
1	Salesforce.com Inc. Cvt.	0.250%	4/1/18	USD	24,825	24,654
	SanDisk Corp. Cvt.	1.500%	8/15/17	USD	25,230	33,477
	Take-Two Interactive Software Inc. Cvt.	1.750%	12/1/16	USD	12,690	14,863
1	Vishay Intertechnology Inc. Cvt.	2.250%	11/15/40	USD	8,270	9,650
1	Vishay Intertechnology Inc. Cvt.	2.250%	5/15/41	USD	10,745	10,174
						314,167
Materials (5.1%)
	African Minerals Ltd. Cvt.	8.500%	2/10/17	USD	2,800	2,704
	AK Steel Corp. Cvt.	5.000%	11/15/19	USD	1,220	1,146
	Cemex SAB de CV Cvt.	4.875%	3/15/15	USD	16,730	20,160
	Glencore Finance Europe SA Cvt.	5.000%	12/31/14	USD	2,300	2,647
	Goldcorp Inc. Cvt.	2.000%	8/1/14	USD	535	545
	Newmont Mining Corp. Cvt.	1.625%	7/15/17	USD	10,245	11,583
	Petropavlovsk 2010 Ltd. Cvt.	4.000%	2/18/15	USD	600	500
	RTI International Metals Inc. Cvt.	1.625%	10/15/19	USD	13,115	13,189
	RTI International Metals Inc. Cvt.	3.000%	12/1/15	USD	11,420	12,683
	Salzgitter Finance BV Cvt.	2.000%	11/8/17	EUR	2,650	4,002
[1,2]	ShengdaTech Inc. Cvt.	6.500%	12/15/15	USD	305	3
	Stillwater Mining Co. Cvt.	1.750%	10/15/32	USD	7,111	8,320
	Tata Steel Ltd. Cvt.	4.500%	11/21/14	USD	3,531	3,571
	United States Steel Corp. Cvt.	2.750%	4/1/19	USD	10,965	11,506
	Western Areas Ltd. Cvt.	6.375%	7/2/14	AUD	1,185	1,134
	Western Areas Ltd. Cvt.	6.400%	7/2/15	AUD	750	717
						94,410
Telecommunication Services (0.4%)
	Billion Express Investments Ltd. Cvt.	0.750%	10/18/15	USD	4,800	4,908
	Inmarsat PLC Cvt.	1.750%	11/16/17	USD	1,300	1,702
	KDDI Corp. Cvt.	0.000%	12/14/15	JPY	110,000	1,763
						8,373
Utilities (0.6%)
	ENN Energy Holdings Ltd. Cvt.	0.000%	2/26/18	USD	3,250	3,713
	Tata Power Co. Ltd. Cvt.	1.750%	11/21/14	USD	2,000	2,126
	YTL Corp. Finance Labuan Ltd. Cvt.	1.875%	3/18/15	USD	4,200	4,741
						10,580
Total Convertible Bonds (Cost $1,420,628)						1,554,054

Convertible Securities Fund

				Market
				Value
		Coupon	Shares	($000)
Convertible Preferred Stocks (11.9%)
Consumer Discretionary (1.0%)
	Interpublic Group of Cos. Inc. Pfd.	5.250%	14,970	18,666

Consumer Staples (0.3%)
	Bunge Ltd. Pfd.	4.875%	52,700	5,388

Energy (3.6%)
1	Chesapeake Energy Corp. Pfd.	5.750%	15,010	16,473
	Energy XXI Bermuda Ltd. Pfd.	5.625%	46,320	12,999
	Goodrich Petroleum Corp. Pfd.	5.375%	358,000	12,888
1	Sanchez Energy Corp. Pfd.	4.875%	204,900	11,756
	SandRidge Energy Inc. Pfd.	8.500%	134,880	13,000
				67,116
Financials (1.3%)
	EPR Properties Pfd.	5.750%	212,900	5,076
	Health Care REIT Inc. Pfd.	6.500%	177,833	11,254
	Wintrust Financial Corp. Pfd.	5.000%	7,530	8,029
				24,359
Health Care (2.1%)
	Alere Inc. Pfd.	3.000%	64,130	15,199
	HealthSouth Corp. Pfd.	6.500%	20,010	24,437
				39,636
Industrials (2.2%)
	Continental Airlines Finance Trust II Pfd.	6.000%	170,700	8,226
	Genesee & Wyoming Inc. Pfd.	5.000%	148,680	18,771
	United Technologies Corp. Pfd.	7.500%	218,000	13,196
				40,193
Materials (0.8%)
	ArcelorMittal Pfd.	6.000%	679,400	14,278

Telecommunication Services (0.6%)
1	Iridium Communications Inc. Pfd.	7.000%	112,500	11,095
Total Convertible Preferred Stocks (Cost $200,960)				220,731
Temporary Cash Investment (4.3%)
Money Market Fund (4.3%)
3	Vanguard Market Liquidity Fund
	(Cost $78,249)	0.136%	78,249,259	78,249
Total Investments (100.1%) (Cost $1,699,837)				1,853,034
Other Assets and Liabilities (-0.1%)
Other Assets				36,231
Liabilities				(37,379)
				(1,148)
Net Assets (100%)
Applicable to 133,166,407 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				1,851,886
Net Asset Value Per Share				$13.91

Convertible Securities Fund

At May 31, 2013, net assets consisted of:
Amount
($000)
Paid-in Capital	1,622,611
Undistributed Net Investment Income	11,364
Accumulated Net Realized Gains	61,262
Unrealized Appreciation (Depreciation)
Investment Securities	153,197
Forward Currency Contracts	3,386
Foreign Currencies	66
Net Assets	1,851,886

See Note A in Notes to Financial Statements.
1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2013, the aggregate value of these securities was $505,045,000, representing 27.3% of net assets.
2 Non-income-producing security—interest payments in default.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
REIT—Real Estate Investment Trust.
AUD—Australian dollars.
CAD—Canadian dollars.
CHF—Swiss francs.
EUR—Euro.
GBP—British pounds.
HKD—Hong Kong dollars.
JPY—Japanese yen.
KRW—South Korean won.
SGD—Singapore dollars.
USD—United States dollars.
See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Operations

Six Months Ended
May 31, 2013
($000)
Investment Income
Income
Dividends	5,948
Interest[1]	21,780
Total Income	27,728
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,919
Performance Adjustment	1,476
The Vanguard Group—Note C
Management and Administrative	1,710
Marketing and Distribution	138
Custodian Fees	30
Shareholders’ Reports	10
Trustees’ Fees and Expenses	3
Total Expenses	6,286
Net Investment Income	21,442
Realized Net Gain (Loss)
Investment Securities Sold	63,204
Foreign Currencies and Forward Currency Contracts	4,328
Realized Net Gain (Loss)	67,532
Change in Unrealized Appreciation (Depreciation)
Investment Securities	109,316
Foreign Currencies and Forward Currency Contracts	2,442
Change in Unrealized Appreciation (Depreciation)	111,758
Net Increase (Decrease) in Net Assets Resulting from Operations	200,732
1 Interest income from an affiliated company of the fund was $30,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2013	2012
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	21,442	54,292
Realized Net Gain (Loss)	67,532	67,351
Change in Unrealized Appreciation (Depreciation)	111,758	85,613
Net Increase (Decrease) in Net Assets Resulting from Operations	200,732	207,256
Distributions
Net Investment Income	(25,522)	(71,050)
Realized Capital Gain[1]	(48,620)	(24,089)
Total Distributions	(74,142)	(95,139)
Capital Share Transactions
Issued	211,423	164,727
Issued in Lieu of Cash Distributions	65,782	82,817
Redeemed[2]	(194,474)	(397,521)
Net Increase (Decrease) from Capital Share Transactions	82,731	(149,977)
Total Increase (Decrease)	209,321	(37,860)
Net Assets
Beginning of Period	1,642,565	1,680,425
End of Period[3]	1,851,886	1,642,565

1 Includes fiscal 2013 and 2012 short-term gain distributions totaling $0 and $3,130,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net of redemption fees for fiscal 2013 and 2012 of $0 and $174,000, respectively. Effective May 23, 2012, the redemption fee was eliminated.
3 Net Assets—End of Period includes undistributed net investment income of $11,364,000 and $10,546,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Financial Highlights

Investor Shares
	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2013	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.95	$12.12	$13.85	$12.12	$8.86	$14.95
Investment Operations
Net Investment Income	.168	.407	.451	.555	.475	.401
Net Realized and Unrealized Gain (Loss)
on Investments	1.383	1.134	(.752)	1.742	3.211	(5.170)
Total from Investment Operations	1.551	1.541	(.301)	2.297	3.686	(4.769)
Distributions
Dividends from Net Investment Income	(.202)	(.534)	(.474)	(.567)	(.426)	(.501)
Distributions from Realized Capital Gains	(.389)	(.177)	(.955)	—	—	(.820)
Total Distributions	(.591)	(.711)	(1.429)	(.567)	(.426)	(1.321)
Net Asset Value, End of Period	$13.91	$12.95	$12.12	$13.85	$12.12	$8.86

Total Return[1]	12.45%	13.18%	-2.89%	19.39%	42.55%	-34.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,852	$1,643	$1,680	$1,733	$1,715	$716
Ratio of Total Expenses to
Average Net Assets[2]	0.73%	0.52%	0.59%	0.68%	0.72%	0.71%
Ratio of Net Investment Income to
Average Net Assets	2.49%	3.23%	3.36%	4.08%	4.65%	3.28%
Portfolio Turnover Rate	113%	82%	90%	103%	103%	77%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.17%, (0.04%), 0.03%, 0.12%, 0.12%, and 0.15%.

See accompanying Notes, which are an integral part of the Financial Statements.

Convertible Securities Fund

Notes to Financial Statements

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund attempts to mitigate this risk by, among other things, performing a credit analysis of counterparties, monitoring exposure to counterparties, and requiring counterparties to post collateral to secure such exposure. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has posted. Any assets posted as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral

Convertible Securities Fund

received or posted is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the six months ended May 31, 2013, the fund’s average investment in forward currency contracts represented 11% of net assets, based on quarterly average notional amounts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (November 30, 2009–2012), and for the period ended May 31, 2013, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Oaktree Capital Management, L.P., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Bank of America Merrill Lynch All US Convertibles Index (previously Merrill Lynch All Convertibles-All Qualities Index) for periods prior to March 1, 2011, and a composite index weighted 70% Bank of America Merrill Lynch All US Convertibles index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US index (hedged) thereafter. The benchmark change will be fully phased in by February 2014. For the six months ended May 31, 2013, the investment advisory fee represented an effective annual basic rate of 0.34% of the fund’s average net assets before an increase of $1,476,000 (0.17%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2013, the fund had contributed capital of $214,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Convertible Securities Fund

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of May 31, 2013, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Convertible Bonds	—	1,554,054	—
Convertible Preferred Stocks	220,731	—	—
Temporary Cash Investments	78,249	—	—
Forward Currency Contracts—Assets	—	3,386	—
Total	298,980	1,557,440	—

E. At May 31, 2013, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
UBS AG	7/18/13	USD	116,306	EUR	88,175	1,668
UBS AG	7/18/13	USD	35,378	JPY	3,453,350	994
UBS AG	7/18/13	USD	19,290	HKD	149,685	3
UBS AG	7/18/13	USD	9,094	CAD	9,310	125
UBS AG	7/18/13	USD	7,786	SGD	9,615	179
UBS AG	7/18/13	USD	4,906	CHF	4,520	177
UBS AG	7/18/13	USD	3,702	GBP	2,410	41
UBS AG	7/18/13	USD	3,655	KRW	4,092,125	41
UBS AG	7/18/13	USD	2,085	AUD	2,020	158
						3,386
AUD—Australian dollar.
CAD—Canadian dollar.
CHF—Swiss franc.
EUR—Euro.
GBP—British pound.
HKD—Hong Kong dollar.
JPY—Japanese yen.
KRW—South Korean won.
SGD—Singapore dollar.
USD—U.S. dollar.

Convertible Securities Fund

At May 31, 2013, the counterparty had deposited in segregated accounts securities with a value of $4,235,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended May 31, 2013, the fund realized net foreign currency losses of $1,259,000 (including the foreign currency component of sales of foreign currency denominated bonds), which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible preferred stock investments are treated as debt securities for tax purposes. During the six months ended May 31, 2013, the fund realized gains of $368,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Certain of the fund’s convertible bond investments are in securities considered to be “contingent payment debt instruments,” for which any realized gains increase (and all or part of any realized losses decrease) income for tax purposes. During the six months ended May 31, 2013, the fund realized net gains of $5,789,000 from the sale of these securities, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

At May 31, 2013, the cost of investment securities for tax purposes was $1,699,501,000. Net unrealized appreciation of investment securities for tax purposes was $153,533,000, consisting of unrealized gains of $170,476,000 on securities that had risen in value since their purchase and $16,943,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended May 31, 2013, the fund purchased $944,586,000 of investment securities and sold $958,297,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:
	Six Months Ended	Year Ended
	May 31, 2013	November 30, 2012
	Shares	Shares
	(000)	(000)
Issued	15,755	13,049
Issued in Lieu of Cash Distributions	5,198	6,780
Redeemed	(14,646)	(31,617)
Net Increase (Decrease) in Shares Outstanding	6,307	(11,788)

I. In preparing the financial statements as of May 31, 2013, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2013
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Convertible Securities Fund	11/30/2012	5/31/2013	Period
Based on Actual Fund Return	$1,000.00	$1,124.51	$3.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.29	3.68

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.73%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Convertible Securities Fund has approved the fund’s investment advisory agreement with Oaktree Capital Management, L.P. (Oaktree). The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Oaktree, founded in 1995, specializes in managing convertible securities. The advisor uses a bottom-up investment approach to select convertible securities that it believes have the best balance of upside potential and downside protection. Discipline is key to the fund’s management; Oaktree invests predominantly in convertibles possessing an attractive combination of conversion and income features—true hybrid securities—and sells the issues when their characteristics become too similar to those of conventional bonds or common stocks. Oaktree has advised the fund since 1996.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Oaktree in determining whether to approve the advisory fee, because Oaktree is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Conversion Premium. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond that is convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($5 ÷ $25 = 20%).

Credit Quality. For this report, credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. Credit-quality ratings are obtained from S&P.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Market Exposure. A measure that reflects a fund’s security investments excluding any holdings in short-term reserves.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Benchmark Information

Convertibles Composite Index: CS First Boston Convertible Securities Index through November 30, 2004; Bank of America Merrill Lynch All US Convertibles Index (formerly Bank of America Merrill Lynch All Convertibles-All Qualities Index) through December 31, 2010; and 70% Bank of America Merrill Lynch All US Convertibles Index and 30% Bank of America Merrill Lynch Global 300 Convertibles ex-US Index (hedged) thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 182 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
IndependentTrustees	York and of the National Constitution Center; Chair
of the U.S. Presidential Commission for the Study
Emerson U. Fullwood	of Bioethical Issues.
Born 1948. Trustee Since January 2008. Principal
Occupation(s) During the Past Five Years: Executive	JoAnn Heffernan Heisen
Chief Staff and Marketing Officer for North America	Born 1950. Trustee Since July 1998. Principal
and Corporate Vice President (retired 2008) of Xerox	Occupation(s) During the Past Five Years: Corporate
Corporation (document management products and	Vice President and Chief Global Diversity Officer
services); Executive in Residence and 2010	(retired 2008) and Member of the Executive
Distinguished Minett Professor at the Rochester	Committee (1997–2008) of Johnson & Johnson
Institute of Technology; Director of SPX Corporation	(pharmaceuticals/medical devices/consumer
(multi-industry manufacturing), the United Way of	products); Director of Skytop Lodge Corporation
Rochester, Amerigroup Corporation (managed health	(hotels), the University Medical Center at Princeton,
care), the University of Rochester Medical Center,	the Robert Wood Johnson Foundation, and the Center
Monroe Community College Foundation, and North	for Talent Innovation; Member of the Advisory Board
Carolina A&T University.	of the Maxwell School of Citizenship and Public Affairs
at Syracuse University.
Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2]	F. Joseph Loughrey
Principal Occupation(s) During the Past Five Years:	Born 1949. Trustee Since October 2009. Principal
Chairman and Chief Executive Officer (retired 2009)	Occupation(s) During the Past Five Years: President
and President (2006–2008) of Rohm and Haas Co.	and Chief Operating Officer (retired 2009) of Cummins
(chemicals); Director of Tyco International, Ltd.	Inc. (industrial machinery); Chairman of the Board of
(diversified manufacturing and services), Hewlett-	Hillenbrand, Inc. (specialized consumer services) and
Packard Co. (electronic computer manufacturing),	of Oxfam America; Director of SKF AB (industrial

machinery) and the Lumina Foundation for Education;	Executive Officers
Member of the Advisory Council for the College of
Arts and Letters and of the Advisory Board to the	Glenn Booraem
Kellogg Institute for International Studies, both at	Born 1967. Controller Since July 2010. Principal
the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Chris D. McIsaac
Industries, Inc. (housewares/lignite) and of Hyster-Yale	Kathleen C. Gubanich	Michael S. Miller
Materials Handling, Inc. (forklift trucks); Director of	Paul A. Heller	James M. Norris
the National Association of Manufacturers; Chairman	Martha G. King	Glenn W. Reed
of the Board of University Hospitals of Cleveland;	John T. Marcante
Advisory Chairman of the Board of The Cleveland
Museum of Art.	Chairman Emeritus and Senior Advisor

Peter F. Volanakis	John J. Brennan
Born 1955. Trustee Since July 2009. Principal	Chairman, 1996–2009
Occupation(s) During the Past Five Years: President	Chief Executive Officer and President, 1996–2008
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director
of SPX Corporation (multi-industry manufacturing);	Founder
Overseer of the Amos Tuck School of Business	John C. Bogle
Administration at Dartmouth College; Advisor to the	Chairman and Chief Executive Officer, 1974–1996
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard
State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
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Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q822 072013

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: July 19, 2013
VANGUARD CONVERTIBLE SECURITIES FUND

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: July 19, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.